Exhibit 10(l)

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (the “Agreement”) is made and entered into effective as of the 30th day of April, 2009, by and among (i) SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership (hereinafter called “Borrower”); (ii) SAUL CENTERS, INC., a Maryland corporation, BRIGGS CHANEY PLAZA, LLC, a Maryland limited liability company, and KENTLANDS LOT 1, LLC, a Maryland limited liability company (collectively, “Guarantor”; Borrower and Guarantor are herein sometimes collectively referred to as the “Borrower Parties”), (iii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent and sole lead arranger (“Agent”); (iv) WELLS FARGO BANK, NATIONAL ASSOCIATION, as syndication agent (“Syndication Agent”), and (v) U.S. BANK NATIONAL ASSOCIATION (“US Bank”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), COMPASS BANK (“Compass”), and SOVEREIGN BANK (“Sovereign”) and any other lenders who are now or who may hereafter become parties to this Agreement (collectively, the “Lenders”).

W I T N E S S E T H:

WHEREAS, Lenders extended an unsecured line of credit (the “Loan”) to Borrower in the current maximum principal amount of One Hundred Fifty Million and 00/100th Dollars ($150,000,000.00) (the “Loan Amount”), as evidenced by (i) that certain Unsecured Revolving Promissory Note dated as of December 19, 2007 executed by Borrower in favor of US Bank, in the principal amount of Fifty-Five Million and 00/100th Dollars ($55,000,000.00) (“US Bank Note”), (ii) that certain Unsecured Revolving Promissory Note dated as of December 19, 2007 executed by Borrower in favor of Wells Fargo, in the principal amount of Forty-Five Million and 00/100th Dollars ($45,000,000.00) (“Wells Fargo Note”), (iii) that certain Unsecured Revolving Promissory Note dated as of December 19, 2007 executed by Borrower in favor of Compass, in the principal amount of Twenty Million and 00/100th Dollars ($20,000,000.00) (“Compass Note”), and (iv) that certain Unsecured Revolving Promissory Note dated as of December 19, 2007 executed by Borrower in favor of Sovereign, in the principal amount of Thirty Million and 00/100th Dollars ($30,000,000.00) (“Sovereign Note”; the US Bank Note, the Wells Fargo Note, the Compass Note and the Sovereign Note are herein collectively referred to as the “Note”);

WHEREAS, the Note is issued pursuant to that certain Revolving Credit Agreement dated as of December 19, 2007 by and between Borrower, Agent, Syndication Agent and the Lenders (the “Credit Agreement”);

WHEREAS, Borrower’s obligations under the Note are guarantied by Guarantor pursuant to those certain Guaranties, each dated as of December 19, 2007 (collectively, the “Guaranty”; the Promissory Note, the Credit Agreement and the Guaranty, together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the “Loan Documents”);

WHEREAS, the Borrower, Guarantor, Agent and the Lenders have agreed to modify the terms of the Loan, as hereinafter set forth; and

WHEREAS, each party desires to acknowledge the foregoing modifications of the Loan and to reaffirm its obligations under the Loan Documents to which it is a party.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby agree as follows:

1. Incorporation of Recitals. The recitals set forth hereinabove are incorporated herein by this reference with the same force and effect as if fully hereinafter set forth.

2. Modification of Credit Agreement.

(a) The definition of “Applicable Margin” contained in the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

Applicable Margin: With respect to:

(a) Loan Rate Advances — 3.900% with respect to Tranche A Loan Rate Advances, 5.250% with respect to Tranche B Loan Rate Advances.

(b) With respect to Tranche A LIBOR Rate Advances, the Applicable Margin shall be equal to 3.900% unless the Leverage Ratio requirement set forth below is satisfied in which event the Applicable Margin for LIBOR Rate Advances shall be reduced as follows:

Leverage Ratio	Applicable Margin for Tranche A LIBOR Rate Advances
≥ 50% and < 55%	3.850%
≥ 45% and < 50%	3.775%
≥ 40% and < 45%	3.725%
< 40%	3.650%

(c) With respect to Tranche B LIBOR Rate Advances, the Applicable Margin shall be equal to 5.250% unless the Leverage Ratio requirement set forth below is satisfied in which event the Applicable Margin for LIBOR Rate Advances shall be reduced as follows:

Leverage Ratio	Applicable Margin for Tranche B LIBOR Rate Advances
≥ 50% and < 55%	5.000%
≥ 45% and < 50%	4.850%
≥ 40% and < 45%	4.600%
< 40%	4.450%

(b) The definition of “LIBOR” contained in the Credit Agreement is hereby amended to add the following sentence at the end thereof: “Notwithstanding anything in this paragraph to the contrary, in no event shall LIBOR be less than 1.50%.”

(c) All references in the Credit Agreement and the other Loan Documents to “One Hundred Fifty Million and 00/100ths Dollars” and “$150,000,000.00” and similar references denoting such dollar amount are hereby amended and replaced with references to “One Hundred Twenty Million and 00/100ths Dollars” and “$120,000,000.00”, respectively, it being acknowledged and agreed that the Revolving Commitment Amount is hereby reduced by Thirty Million and 00/100ths Dollars ($30,000,000.00).

(d) Section 2.B.3.D of the Credit Agreement is hereby amended to replace “$60,000,000.00” with “$30,000,000.00”.

(e) For the period commencing May 1, 2009 and expiring on August 1, 2009, Section 5.8(D) of the Credit Agreement is hereby modified to replace the number “1.6” with “1.5”. From and after August 1, 2009, such number shall revert to 1.6.

3. Withdrawal of Lender.

(a) Simultaneously with the execution of this Agreement, Borrower shall have discharged and satisfied the Sovereign Note in full and the original Sovereign Note will be returned to Borrower marked “PAID IN FULL” (with a copy to Agent) (the “Sovereign Payoff”).

(b) The US Bank Note, Wells Fargo Note and Compass Note shall remain in full force and effect. Notwithstanding anything contained in the Loan Agreement, the Note or the other Loan Documents to the contrary, all of the remaining Lenders hereby consent to the discharge and satisfaction in full of the Sovereign Note pursuant to the Sovereign Payoff, and the defined term “Note” as used in the Credit Agreement and other Loan Documents shall hereinafter exclude the Sovereign Note.

(c) By its execution of this Agreement, Sovereign acknowledges and agrees that as of the date of this Agreement (a) it has withdrawn as a Lender under the Credit Agreement and the other Loan Documents, and (b) it has no further right, title or interest in, to or under the Loan, the Credit Agreement or the other Loan Documents. Each and every reference in the Loan Documents to the “Lenders” shall mean US Bank, Wells Fargo, Compass and any other lenders who may hereafter become parties to the Credit Agreement.

(d) Schedule 1 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 1 attached hereto.

4. Waiver and Release of Claims and Defenses.

(a) The Borrower Parties hereby acknowledge, agree and affirm that Borrower and Guarantor do not possess any claims, defenses, offsets, recoupment, or counterclaims of any kind or nature against Agent and/or the Lenders or arising out of or relating to the Credit Agreement or any other Loan Document, the loans evidenced or secured thereby or any collateral for such loans, or the enforcement thereof (collectively, the “Claims”), nor do the Borrower Parties now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against Agent and/or the Lenders or with respect to the Credit Agreement or any other Loan Document, or the enforcement thereof, the Borrower Parties hereby unconditionally, irrevocably, and unequivocally waive and fully release any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken, and therein dismissed with prejudice. The foregoing release shall not release Agent and/or the Lenders from liability for breach of this Agreement. In no event shall Agent and/or the Lenders be liable to the Borrower Parties, and the Borrower Parties hereby waive, release and agree not to sue for any special, indirect, punitive, exemplary, or consequential damages suffered by the Borrower Parties in connection with, or arising out of, or in any way related to the Loan Documents, including, without limitation, lost profits, whatever the nature of a breach by Agent and/or the Lenders of its obligations under this Agreement or any of the other Loan Documents, and the Borrower Parties waive all claims for punitive, exemplary, or consequential damages.

(b) The Borrower Parties hereby agree, represent and warrant to Agent and/or the Lenders that the Borrower Parties realize and acknowledge that factual matters now unknown may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and the Borrower Parties further agree, represent and warrant that the release provided hereunder has been negotiated and agreed upon in light of that realization and that the Borrower Parties nevertheless hereby intend to release, discharge and acquit the Agent and/or the Lenders from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are in any manner set forth in or related to the Loan and all dealings in connection therewith.

5. Representations and Warranties under Loan Documents. Borrower and Guarantor hereby represent and warrant that the Loan Documents to which they are a party, as modified hereby, are valid, binding and enforceable; that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement); that no consents or approvals which have not been previously obtained are required in order to make this Agreement valid, binding and enforceable against the parties hereto; and that all representations and warranties herein and in the other Loan Documents are true and correct in all material respects, which representations and warranties shall survive execution of this Agreement, as and to the extent provided herein and therein.

6. Reaffirmation of Guaranty. Each Guarantor hereby reaffirms its obligations under its Guaranty, and its waivers, as set forth therein. Each Guarantor hereby certifies that its Guaranty remains in full force and effect and is valid, binding and enforceable, that there exist no defaults, offsets or defenses thereunder, or any event which, with the giving of notice, passage of time or both would constitute a default, offset or defense thereunder. Each Guarantor further reaffirms that its obligations under its Guaranty are separate and distinct from Borrower’s obligations under the Loan Documents.

7. Conditions Precedent. The following are conditions precedent to the effectiveness of this Agreement:

(a) Receipt and approval by Agent of the executed originals of this Agreement, and any and all other documents and agreements which are required by this Agreement, each in form and content acceptable to Agent;

(b) Payment by Borrower to Agent and the remaining Lenders (i.e., exclusive of Sovereign), in immediately available funds, of a modification fee in the amount of Two Hundred Forty Thousand and 00/100th Dollars ($240,000.00) in consideration of this Agreement;

(c) Payment by Borrower or reimbursement to Agent by Borrower at settlement of Agent’s costs and expenses reasonably incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorneys’ fees; and

(d) Borrower shall have provided to Agent certifications, in form and substance acceptable to the Agent, certifying that there have been no changes in the organizational documents of the Borrower or Guarantor or providing copies of any such changes for review and approval by the Agent, together with a certificate of good standing from the state in which Borrower and each Guarantor is organized.

8. Ratification of Loan Documents. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in the Note, the Credit Agreement or in any of the other Loan Documents or affect or impair any rights, powers, or remedies of Agent, it being the intent of the parties hereto that the provisions of the Note, the Credit Agreement and the other Loan Documents shall continue in full force and effect, except as expressly modified hereby. All of the terms and conditions of the Loan Documents are hereby ratified and confirmed by Borrower for all purposes and in all respects.

9. Definitions. From and after the date hereof, references in the Credit Agreement, the Note or any of the other Loan Documents to the term “Loan Documents” shall mean and refer to the “Loan Documents”, as defined therein, as modified pursuant to this Agreement.

Unless the context otherwise requires, references in the Loan Documents (a) to the “Note” or “Promissory Note” and terms of similar import shall, from and after the date hereof, mean and refer to the Note, as modified hereby, (b) to the “Credit Agreement” and terms of similar import shall, from and after the date hereof, mean and refer to the Credit Agreement, as modified hereby, and (c) to the “Guaranty” or terms of similar import shall, from and after the date hereof, mean and refer to the Guaranty, as modified hereby.

10. No Additional Modification. Except as expressly modified hereby, all of the terms and conditions of the Loan Documents remain in full force and effect, subject to no offsets or defenses, and are hereby ratified and confirmed for all purposes and in all respects. Except as otherwise provided, all capitalized terms of this Agreement shall have the same meaning as in the Credit Agreement.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall have the force and effect of an original, and all of which shall constitute but one document.

12. No Novation. Neither this Agreement nor anything contained herein shall be construed as a substitution or novation of Borrower’s indebtedness to Agent and the Lenders, which shall remain in full force and effect, as hereby confirmed, modified, supplemented and restated.

13. Waiver and Release. Borrower and Guarantor each acknowledges and agrees that: (i) it has no claim or cause of action against Agent and/or any Lender (or any of their directors, officers, employees or agents) in connection with this Agreement, the Credit Agreement or any of the other Loan Documents; (ii) it has no offset right, counterclaim or defense of any kind against any of its obligations under the Loan Documents; and (iii) Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their respective obligations to the Borrower and the Guarantor in connection with this Agreement, the Credit Agreement and all of the other Loan Documents. Agent, Lenders, Borrower and Guarantor desire to eliminate any possibility or implication that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of Agent’s and/or Lenders’ rights, interests, contracts, collateral security or remedies. Therefore, Borrower and Guarantor unconditionally release, waive and forever discharge (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of Agent and/or the Lenders to the Borrower or the Guarantor in connection with this Agreement, the Credit Agreement or any of the other Loan Documents, except the obligations to be performed by Agent and the Lenders for the Borrower or the

Guarantor as expressly stated in this Agreement, the Credit Agreement and the other Loan Documents (it being understood and agreed that Sovereign shall not have any further liabilities, obligations, duties, promises or indebtedness of any kind to Borrower or Guarantor in connection with the Credit Agreement or the other Loan Documents), and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower or the Guarantor might otherwise have against Agent and/or the Lenders or any of their directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof in connection with this Agreement, the Credit Agreement or any of the other Loan Documents.

14. Waiver of Automatic Stay. Agent, on behalf of the Lenders, shall be and is entitled to, and Borrower and Guarantor hereby consent to, relief from the stay imposed by Section 362 of the Bankruptcy Code, as amended, in any applicable proceeding. Borrower and Guarantor represent, warrant and agree that (i) it is a sophisticated commercial party experienced in transactions similar to the transaction contemplated herein and is represented by counsel of its own choosing, which counsel is experienced in transactions similar to the transaction contemplated herein, as determined by Borrower in its sole discretion, (ii) it has been advised of, and discussed with its counsel, alternatives to entering into this Agreement, including without limitation, a petition for relief under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A., and it has determined that the transactions described herein are more favorable to it than such alternatives, (iii) it has been given good and valuable consideration for the waiver described in this Section 16, (iv) it has not entered into this Agreement with the intention, expectation or belief that its performance in accordance with the terms this Agreement will adversely affect Borrower’s secured or unsecured creditors other than Agent and the Lenders, and (vi) it is entering into this Agreement with a reasonable, good faith expectation that it will be able to otherwise perform and satisfy its obligations in respect of this Agreement, the Loan and the Loan Documents together with its obligations to its secured and unsecured creditors other than the Lenders, if any, as and when such obligations become due.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed and ensealed this Agreement as of the day and year first above written.

BORROWER:

SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership

	By:	Saul Centers, Inc., a Maryland corporation, its sole general partner

		By:	/s/ B. Francis Saul II
			Name:	B. Francis Saul II
			Its:	Chairman & CEO

STATE OF MARYLAND		)	ss:
COUNTY OF MONTGOMERY		)

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that B. Francis Saul II, who is personally well known to me as, or satisfactorily proven to be the person named as Chairman & CEO of Saul Centers, Inc., the sole general partner of Borrower in the foregoing instrument, personally appeared before me in the said jurisdiction, and as Chairman & CEO of the sole general partner of Borrower, as aforesaid, acknowledged the same to be the act and deed of Borrower, party thereto, and delivered the same as such.

GIVEN under my hand and official seal this 30th day of April, 2009.

/s/ Linda R. Geimer
Notary Public

My Commission Expires:	July 14, 2012

GUARANTOR:

SAUL CENTERS, INC., a Maryland corporation

	By:	/s/ B. Francis Saul II
		Name:	B. Francis Saul II
		Title:	Chairman & CEO

STATE OF MARYLAND	)
COUNTY OF MONTGOMERY	)	ss:

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that B. Francis Saul II, who is personally well known to me as, or satisfactorily proven to be, the person named as Chairman & CEO of Saul Centers, Inc. in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of Saul Centers, Inc., party thereto, and delivered the same as such.

GIVEN under my hand and official seal this 30th day of April, 2009.

/s/ Linda R. Geimer
Notary Public

My Commission Expires:	July 14, 2012

GUARANTOR:

BRIGGS CHANEY PLAZA, LLC, a Maryland limited liability company

	By:	Saul Centers, Inc., a Maryland corporation, its Manager

		By:	/s/ Scott Schneider
			Name:	Scott Schneider
			Title:	Sr. Vice President

STATE OF MARYLAND		)
COUNTY OF MONTGOMERY		)	ss:

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that Scott Schneider, who is personally well known to me as, or satisfactorily proven to be, the person named as Sr. Vice President of Saul Centers, Inc., the Manager of Briggs Chaney Plaza, LLC in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of Briggs Chaney Plaza, LLC, party thereto, and delivered the same as such.

GIVEN under my hand and official seal this 30th day of April, 2009.

/s/ Linda R. Geimer
Notary Public

My Commission Expires:	July 14, 2012

GUARANTOR:

KENTLANDS LOT 1, LLC, a Maryland limited liability company

	By:	Saul Centers, Inc., a Maryland corporation, its Manager

		By:	/s/ Scott Schneider
			Name:	Scott Schneider
			Title:	Sr. Vice President

STATE OF MARYLAND		)
COUNTY OF MONTGOMERY		)	ss:

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that Scott Schneider, who is personally well known to me as, or satisfactorily proven to be, the person named as Sr. Vice President of Saul Centers, Inc., the Manager of Kentlands Lot 1, LLC in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of Kentlands Lot 1, LLC, party thereto, and delivered the same as such.

GIVEN under my hand and official seal this 30th day of April, 2009.

/s/ Linda R. Geimer
Notary Public

My Commission Expires:	July 14, 2012

AGENT AND LENDER:

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ A. Jeffrey Jacobson
		Name:	A. Jeffrey Jacobson
		Title:	Senior Vice President

COMMONWEALTH OF VIRGINIA	)	ss:
COUNTY OF FAIRFAX	)

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that Jeffrey Jacobson, who is personally well known to me as, or satisfactorily proven to be, the person named as a SVP of U.S. Bank National Association, in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of U.S. Bank National Association, and delivered the same as such.

GIVEN under my hand and official seal this 30 day of April, 2009.

/s/ Fatemeh Minaie
Notary Public

My Commission Expires:	4-30-2009

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Joseph Sturiale
		Name:	Joseph Sturiale
		Title:	Vice President

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that Joseph Sturiale, who is personally well known to me as, or satisfactorily proven to be, the person named as a Vice President of Wells Fargo Bank, National Association, in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of Wells Fargo Bank, National Association, and delivered the same as such.

GIVEN under my hand and official seal this 30th day of April, 2009.

/s/ Mykhaylo Maryniy
Notary Public

My Commission Expires:	10/14/2012

LENDER:

COMPASS BANK

	By:	/s/ S. Kent Gorman
		Name:	S. Kent Gorman
		Title:	Senior Vice President

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that S. Kent Gorman, who is personally well known to me as, or satisfactorily proven to be, the person named as a SVP of Compass Bank, in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of Compass Bank, and delivered the same as such.

GIVEN under my hand and official seal this 30th day of April, 2009.

/s/ Melynda A. Hill
Notary Public

My Commission Expires:	1-27-11

WITHDRAWING LENDER:

SOVEREIGN BANK

	By:	/s/ Thomas W. Whiteside
		Name:	Thomas W. Whiteside
		Title:	Senior Vice President

STATE OF PENNSYLVANIA	)
COUNTY OF BUCKS	)	ss:

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that Thomas W. Whiteside, who is personally well known to me as, or satisfactorily proven to be, the person named as a Sr. V. President of Sovereign Bank, in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of Sovereign Bank, and delivered the same as such.

GIVEN under my hand and official seal this 30th day of April, 2009.

/s/ Elizabeth A. Rubino
Notary Public

My Commission Expires:	Sept. 25, 2012

Schedule 1

Commitment Percentages

Lender	Commitment Percentage
U.S. Bank National Association ($55 MM)	45.83333%
Wells Fargo Bank, National Association ($45 MM)	37.50000%
Compass Bank ($20 MM)	16.66667%

SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT (the “Agreement”) is made and entered into effective as of the 9th day of July, 2009, by and among (i) SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership (hereinafter called “Borrower”); (ii) SAUL CENTERS, INC., a Maryland corporation, BRIGGS CHANEY PLAZA, LLC, a Maryland limited liability company, and KENTLANDS LOT 1, LLC, a Maryland limited liability company (collectively, “Guarantor”; Borrower and Guarantor are herein sometimes collectively referred to as the “Borrower Parties”), (iii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent and sole lead arranger (“Agent”); (iv) WELLS FARGO BANK, NATIONAL ASSOCIATION, as syndication agent (“Syndication Agent”), and (v) U.S. BANK NATIONAL ASSOCIATION (“US Bank”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), and COMPASS BANK (“Compass”), and any other lenders who are now or who may hereafter become parties to this Agreement (collectively, the “Lenders”).

W I T N E S S E T H:

WHEREAS, Lenders extended an unsecured line of credit (the “Loan”) to Borrower in the current maximum principal amount of One Hundred Twenty Million and 00/100th Dollars ($120,000,000.00) (the “Loan Amount”), as evidenced as of the date hereof by (i) that certain Unsecured Revolving Promissory Note dated as of December 19, 2007 executed by Borrower in favor of US Bank, in the principal amount of Fifty-Five Million and 00/100th Dollars ($55,000,000.00) (“US Bank Note”), (ii) that certain Unsecured Revolving Promissory Note dated as of December 19, 2007 executed by Borrower in favor of Wells Fargo, in the principal amount of Forty-Five Million and 00/100th Dollars ($45,000,000.00) (“Wells Fargo Note”), and (iii) that certain Unsecured Revolving Promissory Note dated as of December 19, 2007 executed by Borrower in favor of Compass, in the principal amount of Twenty Million and 00/100th Dollars ($20,000,000.00) (“Compass Note”; the US Bank Note, the Wells Fargo Note, and the Compass Note are herein collectively referred to as the “Promissory Note”);

WHEREAS, the Promissory Note is issued pursuant to that certain Revolving Credit Agreement dated as of December 19, 2007 by and between Borrower, Agent, Syndication Agent and the Lenders (the “Original Credit Agreement”), as amended by that certain Modification Agreement dated as of April 30, 2009 (the “Modification Agreement”, and together with the Original Credit Agreement, the “Credit Agreement”);

WHEREAS, Borrower’s obligations under the Promissory Note are guarantied by Guarantor pursuant to those certain Guaranties, each dated as of December 19, 2007 (collectively, the “Guaranty”);

WHEREAS, the Borrower, Guarantor, Agent and the Lenders have agreed to modify the terms of the Loan, as hereinafter set forth (the Promissory Note, the Credit Agreement, the Guaranty, together with all other documents evidencing the Loan, all modifications and amendments of any of the foregoing and any document required hereunder or thereunder, are collectively referred to herein as the “Loan Documents”);

WHEREAS, the Borrower, Guarantor, Agent and the Lenders have agreed to modify the terms of the Loan, as hereinafter set forth; and

WHEREAS, each party desires to acknowledge and evidence its agreement to such modifications of the Loan and to reaffirm its obligations under the Loan Documents to which it is a party.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby agree as follows:

1. Incorporation of Recitals. The recitals set forth hereinabove are incorporated herein by this reference with the same force and effect as if fully hereinafter set forth.

2. Modification of Credit Agreement.

(a) The definition of “Accordion Amount” contained in the Credit Agreement is hereby amended to read as follows: “Up to $30,000,000.00”.

(b) The definition of “Accordion Expiration Date” contained in the Credit Agreement is hereby amended to read as follows: “December 31, 2010”.

(c) The definition of “Adjusted EBITDA” contained in the Credit Agreement is hereby amended to read as follows:

Adjusted EBITDA: An amount equal to EBITDA less a capital reserve equal to the product of (x) $0.15 per square foot and (y) the aggregate amount of gross square feet contained in all improvements owned or ground leased by Borrower (whether directly or indirectly through one or more subsidiaries), including, without limitation, a pro rata allocation of gross square feet to Borrower with respect to any such improvements that are not wholly owned or ground leased, whether directly or indirectly, by Borrower.

(d) The Credit Agreement is hereby amended to add an additional defined term, as follows:

Daily LIBOR Rate: The one-month LIBOR rate quoted by Agent from Reuters Screen LIBOR01 Page or any successor thereto, which shall be that one-month LIBOR rate in effect and reset each Euro Day, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation.

(e) The definition of “Loan Rate” contained in the Credit Agreement is hereby amended and restated to read as follows:

Loan Rate: A rate of interest equal to the Daily LIBOR Rate plus the Applicable Margin. Changes in the Loan Rate shall become effective on the same day as the date of any change in the Daily LIBOR Rate and shall apply to all advances made hereunder (other than LIBOR Rate Advances), whether such advances are made prior to, the same day as, or subsequent to any particular change in the Loan Rate. In no event shall the Loan Rate ever exceed the maximum rate permitted by applicable law (if any such maximum rate is established by applicable law), and such maximum rate shall change if and when applicable law changes to permit a higher maximum rate.

(f) The definition of “Maturity Date” contained in the Credit Agreement is hereby amended to read as follows: “June 30, 2012, unless extended pursuant to the terms of Section 1.4.” For the avoidance of doubt, the parties acknowledge and agree that the Maturity Date is hereby extended to June 30, 2012 for all purposes under the Credit Agreement and the other Loan Documents.

(g) The definition of “Prime Rate” contained in the Credit Agreement is hereby deleted in its entirety.

(h) Section 1.4.A of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

A. Payment on or before the first day of the Extension Period of an Extension Fee equal to 0.30% of the Revolving Commitment Amount, as such Revolving Commitment Amount may be increased in accordance with Section 3.6(a) of this Credit Agreement.

(i) Section 1.8 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

1.8 Inability to Determine LIBOR. In the event that on the date for determining LIBOR in respect of the LIBOR Rate Period for any LIBOR Rate Advance, or for determining the Daily LIBOR Rate for any Loan Rate Advance, as applicable, Agent shall determine (which determination shall be conclusive in the absence of manifest error) that, by reason of circumstances affecting the London interbank market, adequate and fair means do not exist for ascertaining LIBOR for such LIBOR Rate Period, or the Daily LIBOR Rate for such Loan Rate Advance, as applicable, Agent shall promptly give to Borrower telephonic notice (confirmed as soon as practicable in writing) of the nature and effect of such circumstances. After receipt of such notice and during the existence of such circumstances, (i) Borrower shall have no right to elect a LIBOR Rate with respect to advances hereunder; provided that nothing in this Section shall affect the LIBOR Rate then in effect on any LIBOR Rate Advance outstanding at the time of receipt by Borrower of such notice until the expiration of the LIBOR Rate Period in effect with respect to such LIBOR Rate Advance at such time, and (ii) the Loan Rate shall be determined based upon an alternate index selected by Agent, in its sole discretion, reasonably comparable to that of the Daily LIBOR Rate, intended to generate a return substantially the same as that generated by the Daily LIBOR Rate.

(j) Section 2.B.3.D of the Credit Agreement is hereby amended to replace the reference to “$30,000,000.00” with a reference to “the sum of (x) $30,000,000.00 and (y) the aggregate amount of any increases in the Revolving Commitment Amount pursuant to Section 3.6 hereof”.

(k) Section 5.8.C of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

C. Interest Expense Coverage. The ratio of Adjusted EBITDA to Interest Expense for the then immediately preceding twelve (12) full calendar months shall not be less than 2.20 to 1.

(l) Section 2(e) of the Modification Agreement is hereby deleted. Section 5.8.D of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

D. Fixed Charge Coverage. The ratio of Adjusted EBITDA to Debt Service for the then immediately preceding twelve (12) full calendar months shall not be less than 1.40 to 1.

(m) A new Section 5.8.I is inserted into the Credit Agreement, as follows:

I. Debt Service Coverage. The ratio of Adjusted EBITDA to Debt Service for the then immediately preceding twelve (12) full calendar months shall not be less than 1.60 to 1, provided however that for purposes of this Section 5.8.I only, Debt Service shall be determined exclusive of preferred stock dividends so long as said dividends may optionally be deferred by Borrower.

(n) Section 8.5.A(1) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Intentionally Omitted.”

3. Extension Option. Section 1.4 of the Credit Agreement is hereby amended to replace the reference to “December 19, 2010” with a reference to “June 30, 2012”. Notwithstanding the extension of the Maturity Date evidenced by this Agreement, the parties acknowledge that the option to further extend the Maturity Date set forth in Section 1.4 of the Credit Agreement remains available to Borrower, subject to the terms thereof, provided however that, notwithstanding the terms of the Fee Letter, the Extension Fee payable pursuant to Section 1.4.A shall be equal to thirty (30) basis points of the then Revolving Commitment Amount (such fee to be paid following receipt by Agent to the Lenders in accordance with their then respective Commitment Percentages).

4. Representations and Warranties under Loan Documents. Borrower and Guarantor hereby represent and warrant that the Loan Documents to which they are a party, as modified hereby, are valid, binding and enforceable; that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement); that no consents or approvals which have not been previously obtained are required in order to make this Agreement valid, binding and enforceable against the parties hereto; and that all representations and warranties herein and in the other Loan Documents are true and correct in all material respects, which representations and warranties shall survive execution of this Agreement, as and to the extent provided herein and therein.

5. Reaffirmation of Guaranty. Each Guarantor hereby reaffirms its obligations under its Guaranty, and its waivers, as set forth therein. Each Guarantor hereby certifies that its Guaranty remains in full force and effect and is valid, binding and enforceable, that there exist no defaults, offsets or defenses thereunder, or any event which, with the giving of notice, passage of time or both would constitute a default, offset or defense thereunder. Each Guarantor further reaffirms that its obligations under its Guaranty are separate and distinct from Borrower’s obligations under the Loan Documents.

6. Conditions Precedent. The following are conditions precedent to the effectiveness of this Agreement:

(a) Receipt and approval by Agent of the executed originals of this Agreement, and any and all other documents and agreements which are required by this Agreement, each in form and content acceptable to Agent;

(b) Payment by Borrower to Agent and the Lenders, in immediately available funds, of a modification fee in the amount of Eight Hundred Forty Thousand and 00/100th Dollars ($840,000.00) in consideration of this Agreement;

(c) Payment by Borrower or reimbursement to Agent by Borrower at settlement of Agent’s costs and expenses reasonably incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorneys’ fees;

(d) Borrower and Guarantor shall have provided to Agent authorizing resolutions authorizing the execution of the Modification Documents;

(e) Borrower shall have provided to Agent certifications, in form and substance acceptable to the Agent, certifying that there have been no changes in the organizational documents of the Borrower or Guarantor or providing copies of any such changes for review and approval by the Agent, together with a certificate of good standing from the state in which Borrower and each Guarantor is organized; and

(f) Borrower shall have provided to Agent an opinion of counsel regarding the organization, existence and due authority of Borrower and Guarantor and the authorization, execution and enforceability of the Modification Documents.

7. Ratification of Loan Documents. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in the Note, the Credit Agreement, the Modification Agreement or in any of the other Loan Documents or affect or impair any rights, powers, or remedies of Agent, it being the intent of the parties hereto that the provisions of the Note, the Credit Agreement and the other Loan Documents shall continue in full force and effect, except as expressly modified hereby. All of the terms and conditions of the Loan Documents are hereby ratified and confirmed by Borrower for all purposes and in all respects.

8. Definitions. From and after the date hereof, references in the Credit Agreement, the Note or any of the other Loan Documents to the term “Loan Documents” shall mean and refer to the “Loan Documents”, as defined therein, as modified pursuant to the Modification Agreement and this Agreement.

Unless the context otherwise requires, references in the Loan Documents (a) to the “Note” or “Promissory Note” and terms of similar import shall, from and after the date hereof, mean and refer to the Note, as modified hereby, (b) to the “Credit Agreement” and terms of similar import shall, from and after the date hereof, mean and refer to the Credit Agreement, as modified hereby, and (c) to the “Guaranty” or terms of similar import shall, from and after the date hereof, mean and refer to the Guaranty, as modified hereby.

9. No Additional Modification. Except as expressly modified hereby, all of the terms and conditions of the Loan Documents remain in full force and effect, subject to no offsets or defenses, and are hereby ratified and confirmed for all purposes and in all respects. Except as otherwise provided, all capitalized terms of this Agreement shall have the same meaning as in the Credit Agreement.

10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall have the force and effect of an original, and all of which shall constitute but one document.

11. No Novation. Neither this Agreement nor anything contained herein shall be construed as a substitution or novation of Borrower’s indebtedness to Agent and the Lenders, which shall remain in full force and effect, as hereby confirmed, modified, supplemented and restated.

12. Waiver and Release. Borrower and Guarantor each acknowledges and agrees that: (i) it has no claim or cause of action against Agent and/or any Lender (or any of their directors, officers, employees or agents) in connection with this Agreement, the Credit Agreement or any of the other Loan Documents; (ii) it has no offset right, counterclaim or defense of any kind against any of its obligations under the Loan Documents; and (iii) Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their respective obligations to the Borrower and the Guarantor in connection with this Agreement, the Credit Agreement and all of the other Loan Documents. Agent,

Lenders, Borrower and Guarantor desire to eliminate any possibility or implication that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of Agent’s and/or Lenders’ rights, interests, contracts, collateral security or remedies. Therefore, Borrower and Guarantor unconditionally release, waive and forever discharge (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of Agent and/or the Lenders to the Borrower or the Guarantor in connection with this Agreement, the Credit Agreement or any of the other Loan Documents, except the obligations to be performed by Agent and the Lenders for the Borrower or the Guarantor as expressly stated in this Agreement, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower or the Guarantor might otherwise have against Agent and/or the Lenders or any of their directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof in connection with this Agreement, the Credit Agreement or any of the other Loan Documents.

13. Waiver of Automatic Stay. Agent shall be and is entitled to, and Borrower and Guarantor hereby consent to, relief from the stay imposed by Section 362 of the Bankruptcy Code, as amended, in any applicable proceeding. Borrower and Guarantor represent, warrant and agree that (i) it is a sophisticated commercial party experienced in transactions similar to the transaction contemplated herein and is represented by counsel of its own choosing, which counsel is experienced in transactions similar to the transaction contemplated herein, as determined by Borrower in its sole discretion, (ii) it has been advised of, and discussed with its counsel, alternatives to entering into this Agreement, including without limitation, a petition for relief under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A., and it has determined that the transactions described herein are more favorable to it than such alternatives, (iii) it has been given good and valuable consideration for the waiver described in this Section 13, (iv) it has not entered into this Agreement with the intention, expectation or belief that its performance in accordance with the terms this Agreement will adversely affect Borrower’s secured or unsecured creditors other than Agent and the Lenders, and (vi) it is entering into this Agreement with a reasonable, good faith expectation that it will be able to otherwise perform and satisfy its obligations in respect of this Agreement, the Loan and the Loan Documents together with its obligations to its secured and unsecured creditors other than the Lenders, if any, as and when such obligations become due.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed and ensealed this Agreement as of the day and year first above written.

BORROWER:

SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership

	By:	Saul Centers, Inc., a Maryland corporation, its sole general partner

		By:	/s/ B. Francis Saul II
			Name:	B. Francis Saul II
			Its:	Chief Executive Officer

STATE OF MARYLAND		)	ss:
COUNTY OF MONTGOMERY		)

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that B. Francis Saul II, who is personally well known to me as, or satisfactorily proven to be the person named as CEO of Saul Centers, Inc., the sole general partner of Borrower in the foregoing instrument, personally appeared before me in the said jurisdiction, and as CEO of the sole general partner of Borrower, as aforesaid, acknowledged the same to be the act and deed of Borrower, party thereto, and delivered the same as such.

GIVEN under my hand and official seal this 8th day of July, 2009.

/s/ Linda R. Geimer
Notary Public

My Commission Expires:	July 14, 2012

GUARANTOR:

SAUL CENTERS, INC., a Maryland corporation

	By:	/s/ B. Francis Saul II
		Name:	B. Francis Saul II
		Title:	Chief Executive Officer

STATE OF MARYLAND	)
COUNTY OF MONTGOMERY	)	ss:

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that B. Francis Saul II, who is personally well known to me as, or satisfactorily proven to be, the person named as CEO of Saul Centers, Inc. in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of Saul Centers, Inc., party thereto, and delivered the same as such.

GIVEN under my hand and official seal this 8th day of July, 2009.

/s/ Linda R. Geimer
Notary Public

My Commission Expires:	July 14, 2012

GUARANTOR:

BRIGGS CHANEY PLAZA, LLC, a Maryland limited liability company

	By:	Saul Centers, Inc., a Maryland corporation, its Manager

		By:	/s/ B. Francis Saul II
			Name:	B. Francis Saul II
			Title:	Chief Executive Officer

STATE OF MARYLAND		)
COUNTY OF MONTGOMERY		)	ss:

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that B. Francis Saul II, who is personally well known to me as, or satisfactorily proven to be, the person named as CEO of Saul Centers, Inc., the Manager of Briggs Chaney Plaza, LLC in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of Briggs Chaney Plaza, LLC, party thereto, and delivered the same as such.

GIVEN under my hand and official seal this 8th day of July, 2009.

/s/ Linda R. Geimer
Notary Public

My Commission Expires:	July 14, 2012

GUARANTOR:

KENTLANDS LOT 1, LLC, a Maryland limited liability company

	By:	Saul Centers, Inc., a Maryland corporation, its Manager

		By:	/s/ B. Francis Saul II
			Name:	B. Francis Saul II
			Title:	Chief Executive Officer

STATE OF MARYLAND		)
COUNTY OF MONTGOMERY		)	ss:

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that B. Francis Saul II, who is personally well known to me as, or satisfactorily proven to be, the person named as CEO of Saul Centers, Inc., the Manager of Kentlands Lot 1, LLC in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of Kentlands Lot 1, LLC, party thereto, and delivered the same as such.

GIVEN under my hand and official seal this 8th day of July, 2009.

/s/ Linda R. Geimer
Notary Public

My Commission Expires:	July 14, 2012

AGENT AND LENDER:

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ A. Jeffrey Jacobson
		Name:	A. Jeffrey Jacobson
		Title:	Senior Vice President

COMMONWEALTH OF VIRGINIA	)	ss:
COUNTY OF FAIRFAX	)

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that A. Jeffrey Jacobson, who is personally well known to me as, or satisfactorily proven to be, the person named as a Senior Vice President of U.S. Bank National Association, in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of U.S. Bank National Association, and delivered the same as such.

GIVEN under my hand and official seal this 7th day of July, 2009.

/s/ Victoria A. Wray
Notary Public

My Commission Expires:	9-30-2011

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Joseph Sturiale
		Name:	Joseph Sturiale
		Title:	Vice President

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that Joseph Sturiale, who is personally well known to me as, or satisfactorily proven to be, the person named as a Vice President of Wells Fargo Bank, National Association, in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of Wells Fargo Bank, National Association, and delivered the same as such.

GIVEN under my hand and official seal this 9th day of July, 2009.

/s/ Mykhaylo Maryniy
Notary Public

My Commission Expires:	10/14/2012

LENDER:

COMPASS BANK

	By:	/s/ S. Kent Gorman
		Name:	S. Kent Gorman
		Title:	Sr. VP

DISTRICT OF COLUMBIA	)	ss:

I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that S. Kent Gorman, who is personally well known to me as, or satisfactorily proven to be, the person named as a SVP of Compass Bank, in the foregoing instrument, personally appeared before me in the said jurisdiction, and acknowledged the same to be the act and deed of Compass Bank, and delivered the same as such.

GIVEN under my hand and official seal this 8th day of July, 2009.

/s/ Melynda A. Hill
Notary Public

My Commission Expires:	1-27-11

Schedule 1

Commitment Percentages

Lender	Commitment Percentage
U.S. Bank National Association ($55MM)	45.83333%
Wells Fargo Bank, National Association ($45MM)	37.50000%
Compass Bank ($20MM)	16.66667%

THIRD MODIFICATION AGREEMENT

THIS THIRD MODIFICATION AGREEMENT (the “Agreement”) is made and entered into effective as of the 28th day of July, 2009, by and among (i) SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership (hereinafter called “Borrower”); (ii) SAUL CENTERS, INC., a Maryland corporation, BRIGGS CHANEY PLAZA, LLC, a Maryland limited liability company, and KENTLANDS LOT 1, LLC, a Maryland limited liability company (collectively, “Guarantor”; Borrower and Guarantor are herein sometimes collectively referred to as the “Borrower Parties”), (iii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent and sole lead arranger (“Agent”); (iv) WELLS FARGO BANK, NATIONAL ASSOCIATION, as syndication agent (“Syndication Agent”), and (v) U.S. BANK NATIONAL ASSOCIATION (“US Bank”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), COMPASS BANK (“Compass”; together with US Bank and Wells Fargo, the “Existing Lenders”) and (vi) CHEVY CHASE BANK, F.S.B. (“Chevy Chase”; together with the Existing Lenders and any other lenders who are now or who may hereafter become parties to this Agreement, the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Existing Lenders have extended an unsecured line of credit (the “Loan”) to Borrower in the current maximum principal amount of One Hundred Twenty Million and 00/100th Dollars ($120,000,000.00) (the “Loan Amount”), as evidenced as of the date hereof by (i) that certain Unsecured Revolving Promissory Note dated as of December 19, 2007 executed by Borrower in favor of US Bank, in the principal amount of Fifty-Five Million and 00/100th Dollars ($55,000,000.00) (“US Bank Note”), (ii) that certain Unsecured Revolving Promissory Note dated as of December 19, 2007 executed by Borrower in favor of Wells Fargo, in the principal amount of Forty-Five Million and 00/100th Dollars ($45,000,000.00) (“Wells Fargo Note”), and (iii) that certain Unsecured Revolving Promissory Note dated as of December 19, 2007 executed by Borrower in favor of Compass, in the principal amount of Twenty Million and 00/100th Dollars ($20,000,000.00) (“Compass Note”; the US Bank Note, the Wells Fargo Note, and the Compass Note are herein collectively referred to as the “Promissory Note”);

WHEREAS, the Promissory Note is issued pursuant to that certain Revolving Credit Agreement dated as of December 19, 2007 by and between Borrower, Agent, Syndication Agent, the Existing Lenders and Sovereign Bank (the “Original Credit Agreement”), as amended by that certain Modification Agreement dated as of April 30, 2009 and that certain Second Modification Agreement dated as of July 9, 2009 (such agreements, together with the Original Credit Agreement, the “Credit Agreement”);

WHEREAS, Borrower’s obligations under the Promissory Note are guarantied by Guarantor pursuant to those certain Guaranties, each dated as of December 19, 2007 (collectively, the “Guaranty”);

WHEREAS, the Borrower, Guarantor, Agent and the Lenders have agreed to modify the terms of the Loan, as hereinafter set forth (the Promissory Note, the Credit Agreement, the Guaranty, together with all other documents evidencing the Loan, all modifications and amendments of any of the foregoing and any document required hereunder or thereunder, are collectively referred to herein as the “Loan Documents”);

WHEREAS, each party desires to acknowledge and evidence its agreement to such modifications of the Loan and to reaffirm its obligations under the Loan Documents to which it is a party.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby agree as follows:

1. Incorporation of Recitals. The recitals set forth hereinabove are incorporated herein by this reference with the same force and effect as if fully hereinafter set forth.

2. Chevy Chase Note. Simultaneously with the execution of this Agreement, Borrower is executing and delivering to Chevy Chase an Unsecured Revolving Promissory Note in the principal amount of $30,000,000.00. All references in the Loan Documents to the “Note” shall hereinafter be deemed to mean and refer to the US Bank Note, the Wells Fargo Note, the Compass Note and the Chevy Chase Note, individually or collectively as the context may require.

3. Admission of Chevy Chase as Lender; Modification of Credit Agreement.

(a) Chevy Chase hereby (i) issues its Revolving Commitment to the Borrower in the amount of Thirty Million and 00/100ths Dollars ($30,000,000.00), (ii) agrees to become a Lender under the Credit Agreement, and (iii) acknowledges that it shall have all of the rights and remedies and shall be subject to all of the obligations of a Lender under the Credit Agreement. Simultaneously herewith, and to the extent that there is any principal outstanding under the Notes of the Existing Lenders as of the date hereof, Chevy Chase shall remit to Agent the amount required pursuant to Section 3.6(c) of the Credit Agreement, to be deemed an advance under the Revolving Commitment of Chevy Chase and to be applied in reduction of outstanding principal amounts under the Notes of the Existing Lenders, in accordance with said Section 3.6(c).

(b) All references in the Credit Agreement and the other Loan Documents to “One Hundred Twenty Million and 00/100ths Dollars” and “$120,000,000.00” and similar references denoting such dollar amount are hereby amended and replaced with references to “One Hundred Fifty Million and 00/100ths Dollars” and “$150,000,000.00” and corresponding references denoting such dollar amount, respectively, it being acknowledged and agreed that the Revolving Commitment Amount is hereby increased by Thirty Million and No/100ths Dollars ($30,000,000.00).

(c) The US Bank Note, the Wells Fargo Note and the Compass Note shall remain in full force and effect. Notwithstanding anything contained in the Credit Agreement, the Note or the other Loan Documents to the contrary, US Bank, Wells Fargo and Compass hereby (i) consent to the admission of Chevy Chase as a Lender as provided in this Agreement and the corresponding dilution of their respective Commitment Percentages as set forth in Schedule 1 attached hereto, and (ii) waive any right under Section 3.6 of Credit Agreement or otherwise to participate in the increase in the Revolving Commitment Amount evidenced by this Agreement.

(d) As of the date hereof, each and every reference in the Loan Documents to the “Lenders” shall mean and refer to US Bank, Wells Fargo, Compass, Chevy Chase and any other lenders who may hereafter become parties to the Credit Agreement.

(e) The definition of “Accordion Expiration Date” contained in the Credit Agreement is hereby amended to replace the date “December 31, 2010” with the date “July 28, 2009”, it being acknowledged and agreed by the parties hereto that Borrower shall have no further right to request increases in the Revolving Commitment Amount pursuant to Section 3.6 of the Credit Agreement, and Agent shall have no further obligation to syndicate the Facility or to obtain or accept any additional Revolving Commitments.

(f) Section 8.4.B(5) of the Credit Agreement is hereby amended to add the words “or guaranty” after the words “of any indemnity”.

(g) Schedule 1 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 1 attached hereto.

4. Representations and Warranties under Loan Documents. Borrower and Guarantor hereby represent and warrant that the Loan Documents to which they are a party, as modified hereby, are valid, binding and enforceable; that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement); that no consents or approvals which have not been previously obtained are required in order to make this Agreement valid, binding and enforceable against the parties hereto; and that all representations and warranties herein and in the other Loan Documents are true and correct in all material respects, which representations and warranties shall survive execution of this Agreement, as and to the extent provided herein and therein.

5. Reaffirmation of Guaranty. Each Guarantor hereby reaffirms its obligations under its Guaranty, and its waivers, as set forth therein, and agrees and confirms that its Guaranty secures the Loan, as increased to $150,000,000.00. Each Guarantor hereby certifies that its Guaranty remains in full force and effect and is valid, binding and enforceable, that there exist no defaults, offsets or defenses thereunder, or any event which, with the giving of notice, passage of time or both would constitute a default, offset or defense thereunder. Each Guarantor further reaffirms that its obligations under its Guaranty are separate and distinct from Borrower’s obligations under the Loan Documents.

6. Conditions Precedent. The following are conditions precedent to the effectiveness of this Agreement:

(a) Receipt and approval by Agent of the executed originals of this Agreement, and any and all other documents and agreements which are required by this Agreement, each in form and content acceptable to Agent;

(b) Payment by Borrower of such fees as are due and payable pursuant to the Fee Letter in respect of the increase in the Revolving Commitment Amount evidenced hereby;

(c) Payment by Borrower or reimbursement to Agent by Borrower at settlement of Agent’s costs and expenses reasonably incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorneys’ fees;

(d) Borrower and Guarantor shall have provided to Agent authorizing resolutions authorizing the execution of the Modification Documents;

(e) Borrower shall have provided to Agent certifications, in form and substance acceptable to the Agent, certifying that there have been no changes in the organizational documents of the Borrower or Guarantor or providing copies of any such changes for review and approval by the Agent, together with a certificate of good standing from the state in which Borrower and each Guarantor is organized; and

(f) Borrower shall have provided to Agent an opinion of counsel regarding the organization, existence and due authority of Borrower and Guarantor and the authorization, execution and enforceability of the Modification Documents.

7. Ratification of Loan Documents. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in the Note, the Credit Agreement, the Modification Agreement or in any of the other Loan Documents or affect or impair any rights, powers, or remedies of Agent, it being the intent of the parties hereto that the provisions of the Note, the Credit Agreement and the other Loan Documents shall continue in full force and effect, except as expressly modified hereby. All of the terms and conditions of the Loan Documents are hereby ratified and confirmed by Borrower for all purposes and in all respects.

8. Definitions. From and after the date hereof, references in the Credit Agreement, the Note or any of the other Loan Documents to the term “Loan Documents” shall mean and refer to the “Loan Documents”, as defined therein, as modified pursuant to the Modification Agreement and this Agreement.

Unless the context otherwise requires, references in the Loan Documents (a) to the “Note” or “Promissory Note” and terms of similar import shall, from and after the date hereof, mean and refer to the Note, as modified hereby, (b) to the “Credit Agreement” and terms of similar import shall, from and after the date hereof, mean and refer to the Credit Agreement, as modified hereby, and (c) to the “Guaranty” or terms of similar import shall, from and after the date hereof, mean and refer to the Guaranty, as modified hereby.

9. No Additional Modification. Except as expressly modified hereby, all of the terms and conditions of the Loan Documents remain in full force and effect, subject to no offsets or defenses, and are hereby ratified and confirmed for all purposes and in all respects. Except as otherwise provided, all capitalized terms of this Agreement shall have the same meaning as in the Credit Agreement.

10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall have the force and effect of an original, and all of which shall constitute but one document.

11. No Novation. Neither this Agreement nor anything contained herein shall be construed as a substitution or novation of Borrower’s indebtedness to Agent and the Lenders, which shall remain in full force and effect, as hereby confirmed, modified, supplemented and restated.

12. Waiver and Release. Borrower and Guarantor each acknowledges and agrees that: (i) it has no claim or cause of action against Agent and/or any Lender (or any of their directors, officers, employees or agents) in connection with this Agreement, the Credit Agreement or any of the other Loan Documents; (ii) it has no offset right, counterclaim or defense of any kind against any of its obligations under the Loan Documents; and (iii) Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their respective obligations to the Borrower and the Guarantor in connection with this Agreement, the Credit Agreement and all of the other Loan Documents. Agent, Lenders, Borrower and Guarantor desire to eliminate any possibility or implication that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of Agent’s and/or Lenders’ rights, interests, contracts, collateral security or remedies. Therefore, Borrower and Guarantor unconditionally release, waive and forever discharge (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of Agent and/or the Lenders to the Borrower or the Guarantor in connection with this Agreement, the Credit Agreement or any of the other Loan Documents, except the obligations to be performed by Agent and the Lenders for the Borrower or the Guarantor as expressly stated in this Agreement, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower or the Guarantor might otherwise have against Agent and/or the Lenders or any of their directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof in connection with this Agreement, the Credit Agreement or any of the other Loan Documents.

13. Waiver of Automatic Stay. Agent shall be and is entitled to, and Borrower and Guarantor hereby consent to, relief from the stay imposed by Section 362 of the Bankruptcy Code, as amended, in any applicable proceeding. Borrower and Guarantor represent, warrant and agree that (i) it is a sophisticated commercial party experienced in transactions similar to the transaction contemplated herein and is represented by counsel of its own choosing, which counsel is experienced in transactions similar to the transaction contemplated herein, as determined by Borrower in its sole discretion, (ii) it has been advised of, and discussed with its counsel, alternatives to entering into this Agreement, including without limitation, a petition for relief under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A., and it has determined that the transactions described herein are more favorable to it than such alternatives, (iii) it has been given good and valuable consideration for the waiver described in this Section 13, (iv) it has not entered into this Agreement with the intention, expectation or belief that its performance in accordance with the terms this Agreement will adversely affect Borrower’s secured or unsecured creditors other than Agent and the Lenders, and (vi) it is entering into this Agreement with a reasonable, good faith expectation that it will be able to otherwise perform and satisfy its obligations in respect of this Agreement, the Loan and the Loan Documents together with its obligations to its secured and unsecured creditors other than the Lenders, if any, as and when such obligations become due.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed and ensealed this Agreement as of the day and year first above written.

BORROWER:

SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership

By:	Saul Centers, Inc., a Maryland corporation, its sole general partner

	By:	/s/ B. Francis Saul II
		Name:	B. Francis Saul II
		Its:	Chief Executive Officer

GUARANTOR:

SAUL CENTERS, INC., a Maryland corporation

By:	/s/ B. Francis Saul II
	Name:	B. Francis Saul II
	Title:	Chief Executive Officer

GUARANTOR:

BRIGGS CHANEY PLAZA, LLC, a Maryland limited liability company

By:	Saul Centers, Inc., a Maryland corporation, its Manager

	By:	/s/ B. Francis Saul III
		Name:	B. Francis Saul III
		Title:	President

GUARANTOR:

KENTLANDS LOT 1, LLC, a Maryland limited liability company

By:	Saul Centers, Inc., a Maryland corporation, its Manager

	By:	/s/ B. Francis Saul III
		Name:	B. Francis Saul III
		Title:	President

AGENT AND LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ A. Jeffrey Jacobson
	Name:	A. Jeffrey Jacobson
	Title:	Senior Vice President

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph Sturiale
	Name:	Joseph Sturiale
	Title:	Vice President

LENDER:

COMPASS BANK

By:	/s/ S. K. Gorman
	Name:	S. K. Gorman
	Title:	Sr. VP

LENDER:

CHEVY CHASE BANK, F.S.B.

By:	/s/ Sadhvi K. Subramanian
	Name:	Sadhvi K. Subramanian
	Title:	Group Vice President

Schedule 1

Commitment Percentages

Lender	Commitment Percentage
U.S. Bank National Association ($55MM)	36.66667%
Wells Fargo Bank, National Association ($45MM)	30.00000%
Compass Bank ($20MM)	13.33333%
Chevy Chase Bank, F.S.B. ($30MM)	20.00000%